Exhibit 3.381

Corporations Section P.O. Box 13697 Austin, Texas 78711-3697	Hope Andrade Secretary of State
Office of the Secretary of State
The undersigned, as Secretary of State of Texas, does hereby certify that the attached is a true and correct copy of each document on file in this office as described below:
TEXAS SPECIALTY PHYSICIANS
Filing Number: 800968433

Certificate of Formation	April 22, 2008
Certificate of Assumed Business Name	August 17, 2009
Certificate of Assumed Business Name	August 17, 2009
Certificate of Assumed Business Name	August 17, 2009
Certificate of Assumed Business Name	November 30, 2009
Change of Name or Address by Registered Agent	April 19, 2010
In testimony whereof, I have hereunto signed my name officially and caused to be impressed hereon the Seal of State at my office in Austin, Texas on March 11, 2011.

Hope Andrade Secretary of State

Come visit us on the internet at http://www.sos.state.tx.us/
Phone: (512) 463-5555	Fax: (512) 463-5709	Dial: 7-1-1 for Relay Services
Prepared by: SOS-WEB	TID: 10266	Document: 358900740015

FILED
In the Office of the
Secretary of State of Texas
APR 22 2008

Corporations Section
Certificate of Formation
of
Texas Specialty Physicians
Article 1
Entity Name and Type
     The filing entity being formed is a nonprofit corporation (“Corporation”). The name of the entity is:
Texas Specialty Physicians
Article 2
Registered Agent and Registered Office
     The initial registered agent is an organization by the name of C. T. Corporation. The business address of the registered agent and the registered office address is 350 N. Paul Street, Dallas, TX 75201.
Article 3
Management
     The management of the affairs of the Corporation is vested in the board of directors. The number of directors constituting the initial board of directors is three (3) and the names and addresses of the persons who are to serve as directors until their successors are elected and qualified are as follows:

Kenneth L. Russell, M.D.	514 S. Bonham, Suite J Mexia, Texas 76667

Jerry W. Simmons, M.D.	514 S. Bonham, Suite H Mexia, Texas 76667

Yong U. Chin, M.D.	514 S. Bonham, Suite G Mexia, Texas 76667
Certificate of Formation
Texas Specialty Physicians

Article 4
Purpose
     The Corporation is formed for any and all of the following purposes:
(1)	carrying out research in the public interest in medical science, medical economics, public health, sociology, or a related field;

(2)	supporting medical education in medical schools through grants or scholarships;

(3)	developing the capabilities of individuals or institutions studying, teaching, or practicing medicine, including podiatric medicine;

(4)	delivering health care to the public; or

(5)	instructing the public regarding medical science, public health, hygiene, or a related matter.
Article 5
Manner of Distribution
     Upon the dissolution of the Corporation, after payment or provision for payment of the Corporation’s liabilities has been made, the Corporation’s remaining assets shall not be transferred to private ownership, but shall be distributed exclusively to its Member.
Organizer
     The name and address of the organizer is:

David W. Hilgers	111 Congress Avenue, Suite 1400 Austin, Texas 78701
Effectiveness of Filing
     This document becomes effective when the document is filed by the Secretary of State.
Execution
     The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.
     Dated this 22nd day of April, 2008.

Organizer:
/s/ David W. Hilgers
David W. Hilgers

Certificate of formation
Texas Specialty Physicians

Form 503 (Revised 4/09) Return in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512 463-5709 Filing Fee: $25	Assumed Name Certificate	This space reserved for office use. FILED In the Office of the Secretary of State of Texas AUG 17 2009 Corporations Section
Assumed Name
1. The assumed name under which the business or professional service is, or is to be, conducted or rendered is: Andre Thomas, MD Orthopaedics and Sports Medicine
Entity Information
2. The legal name of the entity filing the assumed name is:
Texas Specialty Physicians

State the name of the entity as currently shown in the records of the secretary of state or on its organizational documents, if not filed with the secretary of state.
3. The entity filing the assumed name is a: (Select the appropriate entity type below.)

☐ For-profit Corporation	☐ Professional Corporation
☑ Nonprofit Corporation	☐ Professional Association
☐ Cooperative Association	☐ Limited Partnership
☐ Limited Liability Company	☐ Limited Liability Partnership
☐ Other

Specify type of entity if there is no check box applicable For example, bank, insurance company, etc.
4. The file number, if any, issued to the entity by the secretary of state is: 800968433
5. The state, country, or other jurisdiction of formation of the entity is: Texas
6. The office address of the entity in its jurisdiction of formation is:
350 N. Saint Paul Street, Dallas, TX 75201-4201

(Complete item 7 only when the entity is required by law to maintain a registered agent/registered office in Texas.
An entity required to complete item 7, does not complete item 8. See instructions.)
7a. The address of its registered office in Texas is:
350 N. Saint Paul Street, Dallas, TX 75201-4201

7b. The name of the registered agent at such address is:
CT Corporation System

7c. The address of the principal office of the entity (if not the same as 7a) is:
514 S. Bonham, Suite J, Mexia, TX 76667

4

(Complete item 8 only if the entity is not required by law to maintain a registered agent/registered office in Texas.
Complete item 8c, only if the entity is not organized under the laws of Texas. See instructions.)
8a. The entity is not required by law to maintain a registered agent/registered office in Texas. Its principal office address in Texas is:

8b. The address of the entity’s principal place of business in Texas (if not the same as 8a) is:

8c. The entity is not organized under the laws of Texas. Its office address outside the state is:

Period of Duration
☑ 9a. The period during which the assumed name will be used is 10 years from the date of filing with the secretary of state.
OR
☐ 9b. The period during which the assumed name will be used is                      years from the date of filing with the secretary of state (not to exceed 10 years).
OR
☐ 9c. The assumed name will be used until                                          (not to exceed 10 years).
mm/dd/yyyy
County or Counties in which Assumed Name Used
10. The county or counties where business or professional services are being or are to be conducted or rendered under the assumed name are:
☑ All counties

☐ All counties with the exception of the following counties:

☐ Only the following counties:

Execution
The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and also certifies that the person is authorized to sign on behalf of the identified entity. If the undersigned is acting in the capacity of an attorney in fact for the entity, the undersigned certifies that the entity has duly authorized the undersigned in writing to execute this document.
Date: July 7, 2009

/s/ Mary Kim E. Shipp
Secretary
Signature of a person authorized by law to sign on behalf of the identified entity (see instructions)

5

Form 503 (Revised 4/09) Return in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512 463-5709 Filing Fee: $25	Assumed Name Certificate	This space reserved for office use. FILED In the Office of the Secretary of State of Texas AUG 17 2009 Corporations Section
Assumed Name
1. The assumed name under which the business or professional service is, or is to be, conducted or rendered is: Lee Family Practice
Entity Information
2. The legal name of the entity filing the assumed name is: Texas Specialty Physicians
State the name of the entity as currently shown in the records of the secretary of state or on its organizational documents, if not filed with the secretary of state.
3. The entity filing the assumed name is a: (Select the appropriate entity type below.)

☐ For-profit Corporation	☐ Professional Corporation
☑ Nonprofit Corporation	☐ Professional Association
☐ Cooperative Association	☐ Limited Partnership
☐ Limited Liability Company	☐ Limited Liability Partnership
☐ Other

Specify type of entity if there is no check box applicable For example, bank, insurance company, etc.
4. The file number, if any, issued to the entity by the secretary of state is: 800968433
5. The state, country, or other jurisdiction of formation of the entity is: Texas
6. The office address of the entity in its jurisdiction of formation is: 350 N. Saint Paul Street, Dallas, TX 75201-4201
(Complete item 7 only when the entity is required by law to maintain a registered agent/registered office in Texas.
An entity required to complete item 7, does not complete item 8. See instructions.)
7a. The address of its registered office in Texas is: 350 N. Saint Paul Street, Dallas, TX 75201-4201
7b. The name of the registered agent at such address is: CT Corporation System
7c. The address of the principal office of the entity (if not the same as 7a) is: 514 S. Bonham, Suite J, Mexia, TX 76667

4

(Complete item 8 only if the entity is not required by law to maintain a registered agent/registered office in Texas.
Complete item 8c, only if the entity is not organized under the laws of Texas. See instructions.)
8a. The entity is not required by law to maintain a registered agent/registered office in Texas. Its principal office address in Texas is:

8b. The address of the entity’s principal place of business in Texas (if not the same as 8a) is:

8c. The entity is not organized under the laws of Texas. Its office address outside the state is:

Period of Duration
☑ 9a. The period during which the assumed name will be used is 10 years from the date of filing with the secretary of state.
OR
☐ 9b. The period during which the assumed name will be used is                      years from the date of filing with the secretary of state (not to exceed 10 years).
OR
☐ 9c. The assumed name will be used until                                          (not to exceed 10 years).
mm/dd/yyyy
County or Counties in which Assumed Name Used
10. The county or counties where business or professional services are being or are to be conducted or rendered under the assumed name are:
☑ All counties

☐ All counties with the exception of the following counties:

☐ Only the following counties:

Execution
The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and also certifies that the person is authorized to sign on behalf of the identified entity. If the undersigned is acting in the capacity of an attorney in fact for the entity, the undersigned certifies that the entity has duly authorized the undersigned in writing to execute this document.
Date: June 23, 2009

/s/ Mary Kim E. Shipp
Secretary
Signature of a person authorized by law to sign on behalf of the identified entity (see instructions)

5

Form 503 (Revised 4/09) Return in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512 463-5709 Filing Fee: $25	Assumed Name Certificate	This space reserved for office use. FILED In the Office of the Secretary of State of Texas AUG 17 2009 Corporations Section
Assumed Name
1. The assumed name under which the business or professional service is, or is to be, conducted or rendered is: Parkview Specialty Clinic
Entity Information
2. The legal name of the entity filing the assumed name is: Texas Specialty Physicians
State the name of the entity as currently shown in the records of the secretary of state or on its organizational documents, if not filed with the secretary of state.
3. The entity filing the assumed name is a: (Select the appropriate entity type below.)

☐ For-profit Corporation	☐ Professional Corporation
☑ Nonprofit Corporation	☐ Professional Association
☐ Cooperative Association	☐ Limited Partnership
☐ Limited Liability Company	☐ Limited Liability Partnership
☐ Other

Specify type of entity if there is no check box applicable For example, bank, insurance company, etc.
4. The file number, if any, issued to the entity by the secretary of state is: 800968433
5. The state, country, or other jurisdiction of formation of the entity is: Texas
6. The office address of the entity in its jurisdiction of formation is: 350 N. Saint Paul Street, Dallas, TX 75201-4201
(Complete item 7 only when the entity is required by law to maintain a registered agent/registered office in Texas.
An entity required to complete item 7, does not complete item 8. See instructions.)
7a. The address of its registered office in Texas is: 350 N. Saint Paul Street, Dallas, TX 75201-4201
7b. The name of the registered agent at such address is: CT Corporation System
7c. The address of the principal office of the entity (if not the same as 7a) is: 514 S. Bonham, Suite J, Mexia, TX 76667

4

(Complete item 8 only if the entity is not required by law to maintain a registered agent/registered office in Texas.
Complete item 8c, only if the entity is not organized under the laws of Texas. See instructions.)
8a. The entity is not required by law to maintain a registered agent/registered office in Texas. Its principal office address in Texas is:

8b. The address of the entity’s principal place of business in Texas (if not the same as 8a) is:

8c. The entity is not organized under the laws of Texas. Its office address outside the state is:

Period of Duration
☑ 9a. The period during which the assumed name will be used is 10 years from the date of filing with the secretary of state.
OR
☐ 9b. The period during which the assumed name will be used is                      years from the date of filing with the secretary of state (not to exceed 10 years).
OR
☐ 9c. The assumed name will be used until                                          (not to exceed 10 years).
mm/dd/yyyy
County or Counties in which Assumed Name Used
10. The county or counties where business or professional services are being or are to be conducted or rendered under the assumed name are:
☑ All counties

☐ All counties with the exception of the following counties:

☐ Only the following counties:

Execution
The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and also certifies that the person is authorized to sign on behalf of the identified entity. If the undersigned is acting in the capacity of an attorney in fact for the entity, the undersigned certifies that the entity has duly authorized the undersigned in writing to execute this document.
Date: June 23, 2009

/s/ Mary Kim E. Shipp
Secretary
Signature of a person authorized by law to sign on behalf of the identified entity (see instructions)

5

Form 503 (Revised 09/09) Return in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512 463-5709 Filing Fee: $25	Assumed Name Certificate	This space reserved for office use. FILED In the Office of the Secretary of State of Texas NOV 30 2009 Corporations Section
Assumed Name
1. The assumed name under which the business or professional service is, or is to be, conducted or rendered is: Smith General Surgery
Entity Information
2. The legal name of the entity filing the assumed name is: Texas Specialty Physicians
State the name of the entity as currently shown in the records of the secretary of state or on its organizational documents, if not filed with the secretary of state.
3. The entity filing the assumed name is a: (Select the appropriate entity type below.)

☐ For-profit Corporation	☐ Limited Liability Company
☑ Nonprofit Corporation	☐ Limited Partnership
☐ Professional Corporation	☐ Limited Liability Partnership
☐ Professional Association	☐ Cooperative Association
☐Other
Specify type of entity. For example, foreign real estate investment trust, state bank, insurance company, etc.
4. The file number, if any, issued to the entity by the secretary of state is: 800968433
5. The state, country, or other jurisdiction of formation of the entity is: Texas
6. The registered office or similar office address of the entity in its jurisdiction of formation is:

350 N. Saint Paul Street

Street Address

Dallas	TX	USA	75201-4201

City	State	Country	Zip or Postal Code

7.	The entity’s principal office address in Texas is: (See instructions.)

514 S. Bonham, Suite J	Mexia	TX	76667

Street Address	City		Zip or Postal Code

8.	The entity is not organized under the laws of Texas and is not required by law to maintain a registered agent and registered office in Texas. Its office address outside the state is:

Street Address	City	State	Zip or Postal Code

4

Period of Duration
☑ 9a. The period during which the assumed name will be used is 10 years from the date of filing with the secretary of state.
OR
☐ 9b. The period during which the assumed name will be used is                      years from the date of filing with the secretary of state (not to exceed 10 years).
OR
☐  9c. The assumed name will be used until                                                              (not to exceed 10 years).
mm/ddfyyyy
County or Counties in which Assumed Name Used
10. The county or counties where business or professional services are being or are to be conducted or rendered under the assumed name are:
☑ All counties

☐ All counties with the exception of the following counties:

☐ Only the following counties:

Execution
The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and also certifies that the person is authorized to sign on behalf of the identified entity. If the undersigned is acting in the capacity of an attorney in fact for the entity, the undersigned certifies that the entity has duly authorized the undersigned in writing to execute this document.
Date: November 19, 2009

/s/ Mary Kim E. Shipp
Mary Kim E. Shipp, Secretary
Signature of a person authorized by law to sign on behalf of the identified entity (see instructions)

5

Office of the Secretary of State Corporations Section P.O. Box 13697 Austin, Texas 78711-3697 (Form 408)	Filed in the Office of the Secretary of State of Texas Filing #: 800968433 04/19/2010 Document #: 304390531074 Image Generated Electronically
STATEMENT OF CHANGE OF
ADDRESS OF REGISTERED AGENT
1.	The name of the entity represented is TEXAS SPECIALTY PHYSICIANS

The entity’s filing number is 800968433

2.	The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the Secretary of State.)

350 N. St. Paul St., Dallas, TX 75201

3.	The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)

350 N. St. Paul St., Ste. 2900, Dallas, TX 75201-4234

4.	Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.
Date: 04/19/2010
CT Corporation System
     Name of Registered Agent
Kenneth Uva, Vice President
     Signature of Registered Agent
FILING OFFICE COPY